UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

October 6, 2026

Fox Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-38776	83-1825597
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	FOXA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	FOX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously announced, on June 14, 2026, Fox Corporation, a Delaware corporation (“FOX”), entered into an Agreement and Plan of Merger (as it may be amended, restated, supplemented or otherwise amended from time to time, the “Merger Agreement”) with Falcon Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of FOX (“Merger Sub 1”), Falcon Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of FOX (“Merger Sub 2”), and Roku, Inc., a Delaware corporation (“Roku”), pursuant to which, on the terms and subject to the conditions of the Merger Agreement, (i) Merger Sub 1 will merge with and into Roku (the “First Merger”), with Roku continuing as the surviving corporation (the “Surviving Corporation”) and becoming a wholly owned subsidiary of FOX, and (ii) immediately following the First Merger, and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation will merge with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 continuing as the surviving entity in the Second Merger and continuing as a wholly owned subsidiary of FOX.

In connection with the Mergers, on August 7, 2026, FOX filed a registration statement on Form S-4 (File No. 333-298159) (as amended on August 21, 2026, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). On September 1, 2026, the Registration Statement was declared effective by the SEC, and on September 1, 2026, FOX filed a final prospectus/definitive proxy statement and Roku filed a definitive proxy statement (together, the “Joint Proxy Statement/Prospectus”) with the SEC, to be used respectively for the solicitation of proxies in connection with (i) the special meeting of holders of FOX Class B common stock to be held October 14, 2026 (the “FOX Special Meeting”) and (ii) the special meeting of Roku stockholders to be held on October 14, 2026, in each case, to vote upon matters necessary to complete the Mergers and the other transactions contemplated by the Merger Agreement.

Following the filing of the Registration Statement, on August 28, 2026, a putative class action lawsuit was filed in the Court of Chancery of the State of Delaware by a purported FOX stockholder, captioned Andrew Thompson v. Fox Corporation, et al., C.A. No. 2026-1131 (the “Thompson Complaint”). The Thompson Complaint asserts a claim for breach of fiduciary duty against the members of the FOX Board of Directors based on alleged material omissions in the Registration Statement. The Thompson Complaint seeks, among other things, (i) to enjoin the FOX Special Meeting and the consummation of the Mergers, in each case, unless and until the alleged omissions are remedied, (ii) rescission of the Mergers or rescissory damages if the Mergers are consummated and (iii) an award of attorneys’ fees and other litigation costs.

FOX denies that the Joint Proxy Statement/Prospectus is deficient in any respect. FOX denies all the various allegations in the Thompson Complaint and believes no supplemental disclosure to the Joint Proxy Statement/Prospectus was or is required under applicable law, rule, or regulation. However, solely to avoid the risk of delaying or otherwise adversely affecting the consummation of the Mergers and to minimize the expense and distraction of defending any litigation arising out of the Thompson Complaint, FOX hereby voluntarily amends and supplements the Joint Proxy Statement/Prospectus as set forth in this Current Report on Form 8-K. Nothing in the supplemental disclosures set forth below should be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

It is possible that additional, similar complaints may be filed, or that the complaint described above may be amended. If this occurs, FOX does not intend to announce the filing or receipt of each additional, similar complaint or any amended complaint unless required by law.

Supplement to the Joint Proxy Statement/Prospectus

The supplemental information should be read in conjunction with the Joint Proxy Statement/Prospectus, which should be read in its entirety. Page references in the below disclosures are to pages in the Joint Proxy Statement/Prospectus, and defined terms used below but not defined herein have the meanings set forth in the Joint Proxy Statement/Prospectus. To the extent the information in the Supplemental Disclosures differs from or conflicts with the information contained in the Joint Proxy Statement/Prospectus, the information set forth below shall be deemed to supersede or supplement the respective information in the Joint Proxy Statement/Prospectus. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

The Joint Proxy Statement/Prospectus is amended to add the following new section entitled “FOX’s Financial Advisor—Morgan Stanley” to page 148 of the Joint Proxy Statement/Prospectus above the heading “Opinion of Roku’s and the Strategic Initiatives Committee’s Financial Advisor”:

FOX’s Financial Advisor—Morgan Stanley

FOX engaged Morgan Stanley as a financial advisor in connection with the Mergers based on, among other things, Morgan Stanley’s qualifications, experience and expertise as well as its general familiarity with FOX and the industries in which FOX and Roku operate. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Morgan Stanley’s securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of FOX, Roku or their respective affiliates, or any other company, or any currency or commodity, that may be involved in the Transactions, or any related derivative instrument.

For Morgan Stanley’s financial advisory services in connection with the Mergers, FOX has agreed to pay Morgan Stanley an aggregate fee of $30 million, of which $5 million became payable upon the execution of the Merger Agreement, and $25 million will become payable contingent upon the consummation of the Mergers. FOX has also agreed to reimburse Morgan Stanley for its reasonable expenses incurred in performing its services, and to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities, including certain liabilities under the federal securities laws, related to, arising out of or in connection with Morgan Stanley’s engagement.

In the two years prior to September 4, 2026, Morgan Stanley and its affiliates have received aggregate fees from FOX of less than $6 million for financial advisory and financing services provided to FOX, including the $5 million that became payable to Morgan Stanley in connection with the execution of the Merger Agreement as described above. Morgan Stanley and its affiliates will also receive, or have received, customary fees from the arrangement and/or provision of the Bridge Facility and the Term Loan Facility and are expected to receive customary fees from the arrangement and/or provision of other indebtedness used to finance the Transactions, including other Permanent Financing. FOX estimates that Morgan Stanley and its affiliates will receive in the aggregate between $43 million and $50 million in fees, plus reimbursement of expenses, in connection with the Bridge Facility, the Term Loan Facility and such other financing activities. Morgan Stanley or an affiliate thereof is also a lender to FOX and acts as administrative agent with respect to one or more credit facilities of FOX. In the two years prior to September 4, 2026, Morgan Stanley and its affiliates have received aggregate fees of less than $1 million for financing services provided to Roku and have not received any fees from Roku for the rendering of any financial advisory services. Morgan Stanley or an affiliate thereof is also a lender to Roku under its revolving credit facility. Morgan Stanley may also seek to provide financial advisory and financing services to FOX, Roku and/or their respective affiliates in the future for which Morgan Stanley would expect to receive customary compensation. As of September 4, 2026, Morgan Stanley held, to its knowledge, an aggregate interest of between 1.5% and 2.5% of the outstanding shares of FOX Class A Common Stock, less than 1% of the outstanding shares of FOX Class B Common Stock and between 1% and 2% of the outstanding shares of Roku Common Stock, which interests were held in connection with one or more of Morgan Stanley’s (i) investment management business, (ii) wealth management business, including client discretionary accounts, or (iii) ordinary course trading activities, including hedging activities.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction between FOX and Roku, FOX has filed with the SEC a registration statement on Form S-4 (as amended and as it may be supplemented from time to time, the “registration statement”), which includes a joint proxy statement of FOX and Roku and that also constitutes a prospectus of FOX with respect to the shares of Class A common stock of FOX to be issued in connection with the proposed transaction. The registration statement was declared effective by the SEC on September 1, 2026, and on September 1, 2026 FOX and Roku each also filed the definitive joint proxy statement/prospectus with the SEC in connection with the proposed transaction. FOX and Roku each commenced mailing the definitive joint proxy statement/prospectus to their respective stockholders on or about September 1, 2026. FOX and Roku may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the registration statement, the definitive joint proxy statement/prospectus or any other document that FOX or Roku have or may file with the SEC. INVESTORS AND SECURITY HOLDERS OF FOX AND ROKU ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by FOX and Roku through the web site maintained by the SEC at www.sec.gov. These documents, once available, also will be made available free of charge on FOX’s website at https://investor.foxcorporation.com/ or on Roku’s website at https://www.roku.com/investor.

Participants in the Solicitation

FOX, Roku and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding FOX’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is available in FOX’s Annual Report on Form 10-K for the year ended June 30, 2026, under the heading “Directors, Executive Officers and Corporate Governance,” and its proxy statement filed on September 17, 2026 under the headings “Proposal No.1: Election of Directors” and “Executive Officers of Fox Corporation,” which are filed with the SEC. Information regarding Roku’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is available in Roku’s Annual Report on Form 10-K for the year ended December 31, 2025, under the heading “Directors, Executive Officers and Corporate Governance” and its proxy statement filed on April 24, 2026, under the heading “Board of Directors and Corporate Governance” and “Executive Officer Biographies,” which are filed with the SEC. A more complete description is available in the registration statement and the definitive joint proxy statement/prospectus.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Notes on Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between FOX and Roku. In this context, forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, the tax consequences of the proposed transaction, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on FOX’s and Roku’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from FOX’s and Roku’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit or delay the consummation of the proposed transaction or may require conditions, limitations or restrictions in connection therewith or that the required approval by the stockholders of FOX or stockholders of Roku may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by FOX and Roku, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of FOX and Roku, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation that has been or may be initiated in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic, competitive, technological and/or industry-specific conditions affecting the businesses and industries in which FOX and Roku operate; (13) actions by third parties, including government agencies; (14) risks that any debt financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; (15) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, advertisers, content partners, distributors, device partners, suppliers or other counterparties; and (16) other risk factors detailed from time to time in FOX’s and Roku’s reports filed with the SEC, including FOX’s and Roku’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that have been or will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this report. Neither FOX nor Roku undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX CORPORATION

By:	/s/ Adam G. Ciongoli
Name:	Adam G. Ciongoli
Title:	Chief Legal and Policy Officer

October 6, 2026